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                                                                    Exhibit 10.3


                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                         KEY EMPLOYEE SHARE OPTION PLAN


         1. PURPOSE. The Phoenix International Life Sciences Inc. Key Employee Share Option Plan (the "Plan") is intended to attract and retain highly qualified directors and employees who will be motivated toward the success of Phoenix International Life Sciences Inc. ("Phoenix") and to encourage share ownership in Phoenix by such persons.

         2. NUMBER OF COMMON SHARES TO BE OFFERED. The shares subject to the options to be granted under this Plan shall be Common Shares of Phoenix ("Common Shares"). The maximum number of Common Shares that may be issued under this Plan shall not exceed 2,428,920 Common Shares. Upon the expiration, surrender or termination, in whole or in part, of an unexercised option, the Common Shares subject to such option shall be available for other options to be granted from time to time under this Plan.

         3. TERMS AND CONDITIONS OF OPTION

         (a) EMPLOYEE ELIGIBLE TO RECEIVE OPTIONS. The individuals who shall be eligible to receive options under this Plan shall be directors, senior executives and key employees of Phoenix and its subsidiaries (the "Optionee") as the Compensation Committee of the Board of Directors of Phoenix ("Committee") from time to time shall determine. The maximum number of Common Shares that may be optioned in favour of any single Optionee will not exceed 5% of the total number of all of the outstanding Common Shares.

         (b) OPTION PRICE. The price at which Common Shares may be purchased under the Plan shall be the local currency equivalent on the date of grant of the option (the "Grant Date") as determined by the Committee, provided however, that such price may not be less than the average of the market price of the Common Shares for the five-day period immediately preceding the Grant Date. For the purpose hereof, "market price" shall mean:

         (i) the average of the high and low prices of the Common Shares on The Montreal Exchange and The Toronto Stock Exchange on a trading day, and

         (ii) if there was no trade for the Common Shares on one or both of such exchanges on any particular relevant trading day, then the market price will be the average of the bid and ask quotations for the Common Shares on such relevant trading day on such stock exchange.

         (c) OPTION PERIOD. Each option for Common Shares granted under the Plan (the "Option Shares") may be exercised at any time or from time to time as follows:

         (i) up to 4% of the Option Shares during the one year period following the date which is 12 months after the date of grant of such option,



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         (ii)     up to 16% of the Option Shares during the one year period
                  following the date which is 24 months after the date of grant of such option,

         (iii) up to 36% of the Option Shares during the one year period following the date which is 36 months after the date of grant of such option,

         (iv) up to 64% of the Option Shares during the one year period following the date which is 48 months after the date of grant of such option, and

         (v) up to 100% of the Option Shares following the date which is 60 months after the date of grant of such option.

On the date which occurs ten years following the date of grant of an option, the option shall expire and terminate and be of no further force or effect whatsoever.

         (d) METHODS OF PAYMENT. The Optionee from time to time during the option period may elect to purchase all or part of the Option Shares which the Optionee is entitled to purchase by lump sum payment by delivering to Phoenix a completed stock option purchase form. Such form shall specify the number of Option Shares the Optionee desires to purchase and shall be accompanied by payment in full of the purchase price for such Option Shares. Payment can be made by cash, certified cheque, bank draft or money order payable to Phoenix.

         (e) WITHHOLDING. No Option Shares shall be issued by Phoenix to an Optionee until appropriate arrangements have been made for the payment of any amounts which may be withheld or paid by Phoenix with respect thereto, including, without limitation, withholding the transfer of a portion of the shares of Phoenix's stock otherwise issuable in order to satisfy all or a portion of the required withholdings or payments.

         (f) TERMINATION OF EMPLOYMENT OF AN OPTIONEE. In the event that an Optionee's employment with Phoenix or any subsidiary is terminated prior to the date which is ten years following the date of grant of the Optionee's option for any reason other than death, the Optionee's option may be exercised, at anytime during the period which is no more than 60 days following the date the Optionee's employment is terminated (but in no event after the date which is ten years following the date of grant of such option), as to such of the Option Shares in respect of which such option has not previously been exercised, but only to the extent that the Optionee was entitled at his termination of employment to purchase such Option Shares then exercisable pursuant to Section 3(c) above; provided, however, that in the event the employment of an Optionee who has received an option under the Plan is terminated as set forth above, the Compensation Committee of Phoenix may, in its own discretion, amend the terms of any option to permit the Optionee to exercise such options as if such Optionee's employment had not been terminated. For purposes of this Plan, the transfer of an Optionee's employment to Phoenix or to any subsidiary of Phoenix shall not be considered a termination of employment.


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         (g) NON-EMPLOYEE DIRECTOR CEASING TO ACT AS DIRECTOR. In the event that a non-employee director ceases to act as a director of Phoenix prior to the date which is ten years following the date of grant of the director's options, such non-employee director may exercise, at any time during the 180 days following the announcement of the quarterly results next following the date such director ceases to act as such and prior to the date which is ten years following the date of grant of the director's options, any or all of his options then exercisable pursuant to Section 3(c) above on the date he ceased to act as a director and not previously exercised; those options which are not exercisable pursuant to Section 3(c) above on or prior to the date such director ceases to act as such shall terminate on such date.

         (h) RIGHTS IN THE EVENT OF AN OPTIONEE'S DEATH. In the event of the death of an Optionee while in the employment of Phoenix or any subsidiary on or prior to the date which is ten years after the date of grant of the Optionee's option, the portion of the Optionee's option which is not exercisable on the date of such Optionee's death, if any, shall be accelerated so that the Optionee's option may be exercised by the Optionee's legal personal representative(s), at any time after the date of the Optionee's death up to and including (but not after) a date which is 180 days following the date of the Optionee's death (but in no event after the date which is ten years following the date of grant of such option), as to any or all of the Option Shares in respect of which such option was granted.

         (i) NO EMPLOYMENT RIGHT. Nothing in this Plan shall confer upon the Optionee the right to continue in the employ of Phoenix or interfere in any way with the right of Phoenix to terminate the Optionee's employment at any time and for any reason.

         (j) NO SHAREHOLDER RIGHTS. An Optionee shall have no rights as a shareholder with respect to any Option Shares covered by the Optionee's option until the date of the valid issuance of such shares to the Optionee and only after such shares are fully paid for. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         (k) TRANSFER AND ASSIGNMENT. The Optionee's rights with respect to options granted under the Plan are not assignable or transferable by the Optionee or subject to any other alienation, sale, hypothec or encumbrance by such Optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the U.S. Internal Revenue Code. Therefore, the options are exercisable during the Optionee's lifetime only by the Optionee. The obligations of each Optionee shall be binding on his heirs, executors and administrators.

         (l) COMPLIANCE WITH UNITED STATES SECURITIES AND OTHER LAWS. Option Shares may be purchased only if Phoenix has obtained the necessary approvals to sell its Common Shares to Optionees who are citizens of, or who are employed in, the United States under applicable United States securities and other laws.


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         4. ADJUSTMENTS. Upon the happening of any of the following events, an
Optionee's rights with respect to options granted under the Plan shall be adjusted as hereinafter provided.

         (a) In the event of any subdivision, redivision or change of the Common Shares into a greater number of shares at any time, or in the case of the issue of shares of Phoenix to the holders of its outstanding Common Shares by way of stock dividend or stock dividends (other than an issue of shares to shareholders pursuant to their exercise of options to receive dividends in the form of shares of Phoenix in lieu of cash dividends declared payable in the ordinary course by Phoenix on its Common Shares), the number of Common Shares deliverable by Phoenix upon the exercise of an option shall be appropriately increased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, redivision or change.

         (b) In the event of any consolidation or change of the Common Shares into a lesser number of shares at any time, the number of Common Shares deliverable by Phoenix upon the exercise of an option shall be appropriately decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such consolidation.

         (c) In the event of any reclassification or reclassifications of the Common Shares, an Optionee shall accept, at the time of purchase of Option Shares, in lieu of the number of Common Shares in respect of which the option to purchase is being exercised, the number of shares of Phoenix of the appropriate class or classes as the Optionee would have been entitled as a result of such reclassification or reclassifications had the option been exercised before such reclassification or reclassifications.

         (d) If Phoenix is to be amalgamated with or acquired by another entity in a merger, a sale of all or substantially all of Phoenix's assets or otherwise (an "Acquisition"), the Committee or the Board of Directors or any entity assuming the obligations of Phoenix under the Plan (the "Successor Board") shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding Common Shares in conjunction with the Acquisition; or (ii) upon written notice to the Optionees, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof.

         (e) In the event of the proposed dissolution or liquidation of Phoenix, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

         (f) Except as expressly provided herein, no issuance by Phoenix of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof


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                                                                          Page 5

shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of Phoenix.

         (g) No fractional shares shall be issued under the Plan and the Optionee shall receive from Phoenix cash in lieu of such fractional shares.

         (h) Upon the happening of any of the foregoing events described in subparagraphs (a), (b), (c) or (d) above, the aggregate number of shares set forth in paragraph 2 that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 4 and, subject to paragraph 5, its determination shall be conclusive.


         5. ADMINISTRATION. This Plan shall be administered by the Compensation Committee. Members of the Committee shall be appointed by the Board of Directors of Phoenix and shall serve as such at the pleasure of the Board of Directors. The Committee shall have full power and authority to designate those directors, senior executive officers and key employees of Phoenix and its subsidiaries who are to be granted options under this Plan, the number of options to be granted and otherwise to interpret and construe the terms and conditions of the options granted under this Plan. Any determination by the Committee shall be final and conclusive unless otherwise determined by the Board of Directors of Phoenix, and in any such event such determination of the Board of Directors shall be final and conclusive. The day-to-day administration of this Plan may be delegated to such officers and employees of Phoenix or of any subsidiary of Phoenix as the Committee in its sole discretion shall determine.

         6. AMENDMENT AND DISCONTINUANCE. The Board of Directors of Phoenix shall have the right to amend, modify or terminate this Plan or any option granted under this Plan at any time without notice; provided, however, that any such amendment or modification of this Plan which increases the total number of Common Shares which are to be offered under this Plan, as so amended or modified, shall be approved by the shareholders of Phoenix. Any amendment or modification of this Plan or of any option granted under this Plan, will be subject to the prior approval of The Montreal Exchange, The Toronto Stock Exchange and any regulatory body requiring similar approval.

         7. QUEBEC STOCK SAVINGS PLAN. According to the current provisions of the TAXATION ACT (Quebec) (the "Act"), Option Shares issued to an Optionee under the Plan will qualify for inclusion in a Quebec Stock Savings Plan ("QSSP"), subject to certain conditions set forth in the Act. An Optionee who is a Quebec resident on the last day of a year will be entitled to deduct in the calculation of his taxable income the adjusted cost of Option Shares purchased in the year under the Plan and included in a QSSP no later than January 31 of the following year. The adjusted cost will be determined in accordance with the rates of deduction in effect at the time an option is exercised, based however on the characteristics of Phoenix and of the Option Shares at the date of the


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exemption from filing a prospectus. The deduction allowed for an individual regarding all shares included in a QSSP during a given taxation year, including those purchased under the Plan, may not exceed 10% of his total income for the year. IT IS POSSIBLE THAT UPON EXERCISE OF OPTIONS, THE OPTION SHARES THEN ISSUED BY PHOENIX MAY NO LONGER BE ELIGIBLE FOR INCLUSION IN A QSSP BY REASON OF AMENDMENTS WHICH MAY HAVE BEEN MADE TO THE ACT SUBSEQUENT TO THE DATE HEREOF. ACCORDINGLY, THERE IS NO ASSURANCE THAT AT THE TIME OF EXERCISE OF OPTIONS, THE OPTION SHARES WILL CONTINUE TO BE ELIGIBLE FOR INCLUSION IN A QSSP. OPTIONEES WHO ARE RESIDENT IN QUEBEC SHOULD CONSULT WITH THEIR TAX ADVISORS WITH REGARD TO QUESTIONS CONCERNING THE QSSP.

         8. TERMINATION OF THE PLAN. The Plan shall remain effective until terminated by the Board of Directors of Phoenix provided that the termination of the Plan shall have no effect on outstanding options, which shall remain in accordance with their terms and conditions and the terms and conditions of the Plan.

         9. NO CORPORATE ACTION RESTRICTION. Nothing contained in the Plan shall be construed to prevent or preclude Phoenix from taking any corporate action which is deemed by Phoenix to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option award made under the Plan. No Optionee, beneficiary or other person shall have any claim against Phoenix as a result of such corporate action.

         10. GOVERNING LAW. The Plan and the options granted under the Plan shall be construed in accordance with and be governed by the laws of the Province of Quebec and the laws of Canada applicable therein.


Dated this 24th day of October, 1994, amended to increase the total number of Common Shares which are to be offered under this Plan on December 18, 1997.